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                                                                   Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

I, J. Wes Frye, state and attest that:

(1)  I am the Chief Financial Officer of Old Dominion Freight Line, Inc.

(2) Accompanying this certification is the Quarterly Report on Form 10-Q for Old Dominion Freight Line, Inc., dated June 30, 2002, a periodic report filed by the issuer with the Securities Exchange Commission pursuant to
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

         o The periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

         o The information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented.

/s/  J. WES FRYE


Name:  J. Wes Frye
Date:  August 9, 2002